Exhibit 99.1

API Technologies Appoints New Chief Financial Officer

ORLANDO, Fla. – (PR Newswire) – September 14, 2015 - API Technologies Corp. (NASDAQ:ATNY) (“API” or the “Company”), a leading provider of high performance RF, microwave, millimeterwave, power, and security solutions, today announced that Eric F. Seeton has been named Chief Financial Officer effective September 8, 2015.

“I am very excited to announce the appointment of Eric Seeton as API’s new CFO,” said Robert Tavares, President and Chief Executive Officer, API Technologies. “Eric is an accomplished finance executive and RF/microwave technology veteran. His previous success driving profitability and performance improvements for both public and private companies will be invaluable as we continue to grow the API business. Eric is a strong addition to the executive team who will provide the strategic financial oversight and commitment to LEAN practices that will create even greater value for our customers, employees, and shareholders.”

Mr. Seeton comes to API with 20 years of experience in the RF/Microwave and healthcare industries. Prior to joining API, Mr. Seeton served as Business Unit Finance Director for Analog Devices (NASDAQ: ADI), a $3 billion manufacturer of integrated circuits. He joined Analog Devices as part of its July 2014 acquisition of Hittite Microwave Corp., where Mr. Seeton served as Hittite’s Director of Finance for three years. Earlier in his career, he served various finance leadership roles at Johnson & Johnson and Procter & Gamble (formerly The Gillette Company). Mr. Seeton holds an MBA from Cornell University and a B.S. in Accounting from Bentley College in Waltham, MA.

Claudio Mannarino, who has served as Senior Vice President and Chief Financial Officer, will transition to another role at API.

About API Technologies Corp.

API Technologies (NASDAQ: ATNY) is an innovative designer and manufacturer of high performance systems, subsystems, modules, and components for technically demanding RF, microwave, millimeterwave, electromagnetic, power, and security applications. A high-reliability technology pioneer with over 70 years of heritage, API Technologies products are used by global defense, industrial, and commercial customers in the areas of commercial aerospace, wireless communications, medical, oil and gas, electronic warfare, unmanned systems, C4ISR, missile defense, harsh environments, satellites, and space. Learn more about API Technologies and our products at www.apitech.com.

Safe Harbor for Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. All forward-looking statements, including those related to API’s ability to deliver shareholder value, are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, general economic and business conditions, including without limitation, reductions in government defense spending; government regulations; our ability to integrate and consolidate new operations; and our ability to expand our operations in both new and existing markets. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. The forward-looking statements in this news release should be read in conjunction with the more detailed descriptions of the above factors located in our Annual Report on Form 10-K under Part I, Item 1A “Risk Factors” as well as those additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements in this press release, whether as a result of new information, future events, or otherwise.

Contact:

Tara Flynn Condon

Vice President, Corporate Development & Marketing

+1 908-546-3903

investors@apitech.com